February 2, 2026 Acquisition of Valiant Artificial Lift Solutions Exhibit 99.2

Disclaimer and Forward-Looking Statements Forward-Looking Statements The information in this investor presentation contains statements relating to future actions and results, which are "forward-looking statements" within the meaning of the Securities Exchange Act of 1934, as amended. Statements of expectations and predictions of future performance are subject to numerous risks and uncertainties, many of which are beyond the Company’s control. Forward-looking statements include, among other statements, statements about the potential benefits of the proposed transaction, the ability of the parties to consummate the proposed transaction and the expected timing of consummating the proposed transaction, the Company’s expectations regarding the performance of the business, financial results, liquidity and capital resources of the Company and may also relate to the Company's market position and growth opportunities. Forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from current expectations, including, but not limited to, changes in economic, competitive, strategic, technological, tax, regulatory or other factors that affect the operation of the Company’s businesses. You are encouraged to refer to the documents that the Company files from time to time with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 and in the Company’s other filings with the SEC. Readers are cautioned not to place undue reliance on the Company’s forward-looking statements. Forward-looking statements speak only as of the day they are made and, except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement. Non-GAAP Measures The information in this investor presentation includes certain non-GAAP financial measures such as the forward-looking estimate of Adjusted EBITDA projected to be generated from Valiant for the year ended 2026. Due to the forward-looking nature of certain of the non-GAAP financial measures, management cannot reliably or reasonably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures without unreasonable effort. Accordingly, we are unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures. These non-GAAP financial measures should not be considered alternatives to, or more meaningful indicators of, Valiant’s financial measures as prepared in accordance with GAAP. The Company defines Valiant’s Adjusted EBITDA as EBITDA adjusted to exclude (i) share-based compensation expense, (ii) transaction-related expenses and (iii) other non-cash and non-recurring charges.

Flowco

Transaction Overview

Transaction Consideration	**Flowco Holdings Inc. ("Flowco") to acquire Valiant Artificial Lift Solutions ("Valiant") for $200 million** • Purchase consideration will consist of $170 million in cash, to be funded with borrowings under Flowco's existing ABL facility, and $30 million of equity payable at closing[1] • Equity consideration based on the 10-day volume-weighted average price as of January 30, 2026, representing approximately 1.5 million Flowco Class A common shares to be issued • Attractive valuation, accretive to key metrics including earnings, cash flow, and free cash flow per share
Strategic Rationale	**Strategic acquisition enhances Flowco's production optimization portfolio and artificial lift offering** • Expands Flowco's suite of artificial lift solutions to include electric submersible pumps ("ESPs"), enhancing ability to deliver fit-for-purpose solutions across the full production lifecycle • Meaningfully expands Flowco's addressable market while broadening the opportunity set, supporting increased engagement and sales opportunities over the life of the well with existing and new customers • Proven, service-oriented management team with deep domestic and international operating experience to remain with the business following the transaction, reporting into the Production Solutions segment
Transaction Timing	**Transaction expected to close in March 2026** • Closing subject to customary closing conditions, including regulatory approval

Key Transaction Metrics[2]

~3.9x

Valiant 2026E Adjusted EBITDA Purchase Multiple

<1.0x

Post Transaction Pro Forma Net Leverage[3]

Underscores disciplined approach to M&A – focusing on opportunities in production optimization at attractive valuations

1) Subject to adjustment in accordance with the purchase agreement and excludes transaction fees
2) Source: Management estimates
3) Net leverage defined as Net Debt / Adjusted EBITDA

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Valiant at a Glance

Company Highlights

- *One of the largest private, pure-play providers of ESP systems in the United States*
- *Proven, Permian Basin-focused operator with established relationships with blue-chip E&P operators*
- *Demonstrated track record of growing wallet share driven by high-quality service execution and strong technical expertise*
- *Maintains internal capabilities for assembly, repair, and maintenance, supporting reliability and responsiveness*
- *Proprietary monitoring, analytics and sizing software supporting system design and ongoing performance optimization*
- *Flexible rental and sales model that provides customer flexibility, supports strong margins, and drives recurring revenue*

VALIANT Artificial Lift Solutions

By the Numbers

~$52 million *2026E Adjusted EBITDA[1]*	**~40%** *2026E Adjusted EBITDA Margin[1]*
~100% *of Current Revenue from the Permian Basin*	**~6,000** *Number of ESP Installations since Inception*
~140 *Employees as of December 2025*	**2** *Permian-based Service and Maintenance Facilities*

1) Source: Management estimates

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Strategic Rationale Acquisition of an established ESP operator with demonstrated ability to gain market share, providing a platform for accelerated growth ESP offering materially expands Flowco’s addressable market, enabling participation in applications where operating requirements favor ESP selection Consistent with Flowco’s history of successfully integrating high-performing entrepreneurial teams Unlocks new revenue opportunities through cross-selling within the combined customer base Consistent with Flowco’s disciplined approach to capital deployment; attractive financial profile, with expected accretion to earnings and cash flow per share Creates a differentiated artificial lift provider, combining HPGL, ESP and other artificial lift capabilities to support customers with the right solutions over the life of the well

Source: Rystad Energy (January 2026) Flowco’s Ability to Service Customers Throughout Well Lifecycle Daily Production 0 30 2 4 6 8 Years of Production 10 Production Solutions Digital Solutions Positions Flowco as a differentiated artificial lift provider with both HPGL and ESP offerings, leveraging operating insight and well-level knowledge to support optimal lift selection over the life of the well Illustrative Well Decline Curve Unlocked with ESP offering HPGL Plunger Lift Conventional Gas Lift ESP Plunger Lift Plunger Lift Conventional Gas Lift ESP ~20,000 Wells currently on ESP applications in the United States1

Flowco

Flowco's Positioning in the Production Stage of a Well's Lifecycle

Artificial Lift Type

Life of well

HPGL



ESPs



Gas Lift



Plunger Lift



Rod Lift



Indicates Pro Forma Flowco product offering

2025E U.S. Lower 48 Onshore Artificial Lift Market[1]
($ in billions)


Rod Lift
$1.1
Plunger Lift
$0.7
Gas Lift
$1.2
HPGL
$1.5
ESP
$2.5
$7.0 bn

HPGL includes addressed and unaddressed market (unaddressed market currently serviced by ESPs)

2025E ESP Market[1]
($ in billions)


U.S. Lower 48 Onshore ESP
Global ESP
$2.5
$7.0

Unlocks the largest addressable market in artificial lift, expanding potential market size by ~70% and positioning Flowco to address ~85% of the U.S. Lower 48 onshore market

1) Source: Rystad Energy (January 2026)

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Strategic Alignment with Flowco Note: ROA = Return on Assets Market Leadership Market Leader and Pure-Play in Production Optimization Robust, Long-Term Growth Profile Growth Outlook Underpinned by Large, Unmet Total Addressable Market and Increasing Adoption Proven Management Team Returns and Growth Oriented Team with Deep Industry Experience Leading Returns Profile Market-Leading Returns with High ROA and ROCE Blue-Chip Customers Long-Standing Customer Partnerships Supported by Life of Well Production Services Resiliency & Visibility Cash Flow Durability Driven by OpEx Focus and Long-Duration Deployments (Greater than 50% Rental Revenue) High-Value Outcomes Innovative Technologies Deliver High-Value Outcomes including Economic Benefits and Emissions Reduction for Exploration & Production Customers

Market Leadership Robust, Long-Term Growth Profile Proven Management Team Leading Returns Profile Blue-Chip Customers Resiliency & Visibility High-Value Outcomes